UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10093

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1. Report to Shareholders

U.S. Bond Enhanced Index Fund	April 30, 2013

The views and opinions in this report were current as of April 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

UPCOMING SHAREHOLDER MEETING

The T. Rowe Price funds will be holding a shareholder meeting in October. Shareholders will be asked to elect directors and consider changes to certain fundamental policies to permit the funds greater flexibility in managing their investment strategies.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Bond investors enjoyed positive, but more moderate, returns over the past six months. The U.S. economy continued its slow recovery, while the Federal Reserve’s monetary stimulus kept interest rates very low. Concerns over fiscal policy also kept intact the perceived “safe haven” appeal of U.S. Treasuries and limited the rise in yields. Increased taxes, federal spending cuts, and worries over the “fiscal cliff” early in the period clouded the economic outlook and kept investors cautious. Your fund’s small deviations from its benchmark helped its results, but we did not quite meet our goal of matching returns after expenses are included.

Your fund returned 0.86% in the six months ended April 30, 2013, slightly trailing the 0.90% return of the unmanaged Barclays U.S. Aggregate Bond Index. The fund’s net asset value (NAV) decreased by $0.24 over the past six months, while dividends of $0.17 per share were unchanged from the prior six-month period.

ECONOMY AND INTEREST RATES

Uncertainty over fiscal policy played an important role in driving bond market performance over the past six months. The “fiscal cliffhanger” in Washington dominated credit market sentiment at the start of the period. With the election results on November 6 essentially preserving the status quo, worries grew that an impasse between the Obama administration and the Republican-led House of Representatives would send the U.S. over the fiscal cliff of steep tax hikes and spending cuts scheduled to take effect in January. While U.S. Treasury bond prices benefited at times as investors once again turned to them as a perceived “safe haven” from market turmoil, fiscal cliff concerns weighed on other sectors as investors became more risk averse. In December, however, longer-term Treasury yields rose as hopes—soon to be vindicated—grew that a deal to avoid going over the cliff would be reached.

Treasury yields continued to rise early in 2013 as most forward-looking signals suggested that the U.S. economic recovery was continuing. Both weekly jobless claims and the unemployment rate dropped to multiyear lows, while gauges of manufacturing and service sector activity were generally favorable. Further evidence arrived that the U.S. housing market had turned a long-awaited corner, as prices, sales, and construction activity all increased. Investors were also encouraged that the global economy remained on track, as the European debt crisis appeared to abate while China seemed poised to avoid a hard landing as its once red-hot economy cooled. As their appeal as a perceived safe haven diminished, Treasury yields peaked above 2% in mid-March.

Signs of yet another springtime slowdown caused yields to retreat in the final weeks of our reporting period. One factor in the slowdown was fiscal tightening in the form of both tax increases in January and spending cuts resulting from a congressionally mandated sequester in March. Manufacturing and service sector activity moderated, and consumers reduced spending. Payroll growth also slowed, although not as much as initial data indicated. News that the economy had expanded at an annualized rate of only 2.5% in the first quarter (according to advance estimates) pushed the 10-year Treasury note yield to its lowest level of the year on the final day of our reporting period. Many had expected growth in excess of 3% as the economy rebounded from its very slow advance in the final quarter of 2012.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates may soon be at hand. Whether this is so is far from certain—rates may stay low for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those whose holdings are coming due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors (broken out in the Security Diversification table) offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans, where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Federal Reserve policy continued to support very low interest rates, both short and long term. Following its scheduled monetary policy meeting on December 11 and 12, the Fed announced that it would begin purchasing $45 billion in Treasury bonds every month starting in 2013 and surprised most observers by setting specific targets for the unemployment rate and inflation—6.5% and 2.5%, respectively—before it would begin raising short-term interest rates. Inflation pressures remained well under that ceiling throughout the period, with core prices, which exclude food and energy costs, rising by only 1.7% over the year ended in April. Similarly, unemployment remained well off the Fed’s target, at 7.6%. Nevertheless, speculation grew that the Fed would begin to taper its monetary easing later in the year by cutting its purchases of mortgage-backed securities (MBS). Several Fed officials indicated their concern that the Fed was distorting markets and complicating its ability to guide interest rates by continuing MBS purchases and increasing the size of its balance sheet.

MARKET NEWS

Investors’ thirst for yield helped commercial mortgage-backed securities (CMBS) enjoy the strongest returns among the major categories, if somewhat weaker than in recent years. U.S. corporate investment-grade bonds also enjoyed decent returns thanks to strong demand despite very low nominal yields and resilient fundamentals due to the slowly improving economy. MBS underperformed somewhat as investors worried that the sector’s dominant buyer, the Federal Reserve, would scale back its purchases. New federal government efforts to help troubled homeowners refinance their loans also boosted prepayments, which weighed on prices.

PORTFOLIO REVIEW

The fund is designed for investors who want to benefit from broad exposure to investment-grade bonds. Its objective is to closely track the performance of the Barclays U.S. Aggregate Bond Index after fees, but we attempt to compensate for fund expenses by seeking modest additional returns through small variations in sector weightings. To a lesser extent, typically, we also employ what is referred to as “curve positioning” or “duration management”—adjustments in the mix of maturities of our holdings based on our view of interest rates.

Our sector allocation efforts did not quite compensate for expenses over the past six months, but they did contribute to our relative results. Once again, our modest underweight position in Treasuries boosted returns, as did our corresponding overweight to investment-grade corporate issues. It helped as well to be overweight in CMBS, but our emphasis on higher-quality issues detracted.

Our selection of securities within sectors proved particularly helpful overall in the period, however, thanks in large part to our selection of investment-grade corporate bonds. In the industrials sector, we helped our results by underweighting a telecommunications company that may be considering merger and acquisition activity. Fundamentals continued to improve in the financials sector, which benefited an overweight position in several issuers.

In the government-related sector, our overweight to Build America Bonds (BABs) accounted for the majority of the relative outperformance. These taxable municipal bond issues continue to benefit from a scarcity premium, as the program allowing for their issuance has long since ended. Generally solid fundamentals at the state and municipal level and a yield premium over other high-quality assets have also helped BABs.

As noted above, our duration positioning—or the mix of maturities held in the portfolio, which governs how much the fund responds to changes in interest rates—is typically a secondary part of our efforts to add value and compensate for fund expenses. Our emphasis on shorter-term securities detracted slightly from results, as longer-term issues outperformed.

OUTLOOK

Yields across fixed income sectors remain near all-time lows, and spreads in credit sectors have tightened considerably over the past 18 months as investor concerns over the global economic weakness have slowly dissipated. With little room left for yields to fall, however, the outsized price appreciation that was experienced in most fixed income sectors in 2012 is unlikely to be repeated in 2013. While the prospect for price appreciation has diminished, we feel a slow, steady recovery in the economy could keep spreads at their current levels for some time. Although we are not currently adding to risk assets, we feel it is prudent to remain overweight in credit-sensitive issues such as corporate bonds and CMBS to build a yield cushion versus the benchmark.

To balance this exposure, we are now somewhat more conservatively positioned in terms of quality and duration. For example, while we are roughly 5% overweight in investment-grade corporates, the average duration of our holdings is shorter than that of the benchmark, reducing the fund’s sensitivity to a possible widening of credit spreads. (Please see sidebar: “What Rising Rates Mean for Bonds.”) Among CMBS, we are roughly 2% overweight versus the benchmark, but we remain focused on higher-quality issues.

Despite a recent soft patch, the slow and steady U.S. economic recovery appears largely intact. For this reason, we believe that the Fed will begin tapering asset purchases as part of its quantitative easing program in the second half of 2013. Against this backdrop, rates should trend gradually higher. The timing of a move higher in rates is uncertain, however—a good reason, we believe, for maintaining a highly diversified portfolio, such as the U.S. Bond Enhanced Index Fund.

Respectfully submitted,

Robert M. Larkins
President of the fund and chairman of its Investment Advisory Committee

May 20, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Commercial mortgage-backed securities: Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

SEC yield (30 day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account service fee that is not included in the accompanying table. The account service fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 27.0%		
FINANCIAL INSTITUTIONS 10.2%		
Banking 6.5%		
Abbey National Treasury Services, 3.875%, 11/10/14 (1)	450	466
American Express, 8.125%, 5/20/19	590	798
American Express Credit, 5.875%, 5/2/13	150	150
American Express Credit, 7.30%, 8/20/13	175	179
Australia & New Zealand Banking, 3.70%, 1/13/15 (1)	250	262
Banc One, 7.625%, 10/15/26	4	6
Bank of America, 1.50%, 10/9/15	1,000	1,005
Bank of America, 3.625%, 3/17/16	550	583
Bank of America, 3.75%, 7/12/16	560	596
Bank of America, 6.00%, 10/15/36	300	374
Bank of New York Mellon, 1.50%, 1/31/14	300	302
Bank of New York Mellon, 1.70%, 11/24/14	1,200	1,222
Bank of New York Mellon, 5.45%, 5/15/19	340	411
Bank of Nova Scotia, 2.55%, 1/12/17	950	1,000
Barclays Bank, 2.75%, 2/23/15	1,000	1,032
Barclays Bank, 5.00%, 9/22/16	275	309
BB&T, 2.05%, 4/28/14	600	609
BB&T, 5.25%, 11/1/19	200	234
BB&T, 5.70%, 4/30/14	300	316
BNP Paribas, 3.60%, 2/23/16	400	425
BPCE, 2.375%, 10/4/13 (1)	700	703
Capital One Bank, 6.50%, 6/13/13	300	302
Capital One Financial, 2.125%, 7/15/14	540	548
Citigroup, 4.587%, 12/15/15	1,550	1,687
Citigroup, 5.50%, 10/15/14	475	506
Citigroup, 5.875%, 1/30/42	450	562
Citigroup, 6.375%, 8/12/14	200	214

Commonwealth Bank of Australia, 1.90%, 9/18/17	600	620
Commonwealth Bank of Australia, 5.00%, 10/15/19 (1)	425	500
Countrywide Financial, 6.25%, 5/15/16	86	96
Credit Suisse First Boston (USA), 5.125%, 1/15/14	500	516
Deutsche Bank AG/London, 3.875%, 8/18/14	225	234
Discover Financial Servicers, 10.25%, 7/15/19	550	731
Fifth Third Bancorp, 3.625%, 1/25/16	1,000	1,070
Goldman Sachs, 3.625%, 2/7/16	1,150	1,223
Goldman Sachs, 5.625%, 1/15/17	400	447
Goldman Sachs, 6.15%, 4/1/18	775	922
Goldman Sachs, 6.75%, 10/1/37	455	521
Goldman Sachs Capital I, 6.345%, 2/15/34	50	53
HSBC Bank USA, 5.875%, 11/1/34	550	660
HSBC USA, 2.375%, 2/13/15	500	514
JPMorgan Chase, 1.875%, 3/20/15	1,100	1,121
JPMorgan Chase, 3.15%, 7/5/16	1,000	1,063
JPMorgan Chase, 3.375%, 5/1/23	595	593
JPMorgan Chase, 4.625%, 5/10/21	900	1,024
JPMorgan Chase, 6.30%, 4/23/19	295	362
KeyCorp, 3.75%, 8/13/15	500	532
Lloyds TSB Bank, 4.875%, 1/21/16	250	276
Lloyds TSB Bank, 6.50%, 9/14/20 (1)	600	683
Merrill Lynch, 5.00%, 1/15/15	1,200	1,274
Merrill Lynch, 6.875%, 4/25/18	200	243
Merrill Lynch, 6.875%, 11/15/18	65	80
Merrill Lynch, 7.75%, 5/14/38	150	203
Morgan Stanley, 1.75%, 2/25/16	1,100	1,109
Morgan Stanley, 3.80%, 4/29/16	1,405	1,495
Morgan Stanley, 4.00%, 7/24/15	300	317

Morgan Stanley, 6.25%, 8/9/26	175	215
National Australia Bank, 3.00%, 7/27/16 (1)	1,400	1,475
Nordea Bank, 4.875%, 5/13/21 (1)	800	881
PNC Bank, 4.875%, 9/21/17	250	286
PNC Funding, 6.70%, 6/10/19	300	380
Regions Financial, 5.75%, 6/15/15	205	224
Royal Bank of Canada, 1.45%, 10/30/14	1,000	1,015
Royal Bank of Scotland, 2.55%, 9/18/15	750	772
Royal Bank of Scotland, 4.375%, 3/16/16	300	327
Royal Bank of Scotland, 5.625%, 8/24/20	550	649
Societe Generale, 2.50%, 1/15/14 (1)	460	463
SunTrust Banks, 3.60%, 4/15/16	200	214
Svenska Handelsbanken, 4.875%, 6/10/14 (1)	400	417
Toronto-Dominion Bank, 2.50%, 7/14/16	1,080	1,137
U.S. Bancorp, 2.20%, 11/15/16	1,200	1,256
U.S. Bancorp, 4.20%, 5/15/14	430	447
U.S. Bank, 4.95%, 10/30/14	200	213
UBS Stamford, 2.25%, 8/12/13	250	251
UBS Stamford, 2.25%, 1/28/14	300	304
UBS Stamford, 4.875%, 8/4/20	250	293
Wachovia, 5.50%, 8/1/35	250	287
Wachovia, 5.75%, 2/1/18	1,130	1,347
Wells Fargo, 2.10%, 5/8/17	500	517
Westpac Banking, 4.20%, 2/27/15	300	320
		46,973
Brokerage 0.5%		
Ameriprise Financial, 7.30%, 6/28/19	665	871
BlackRock, 5.00%, 12/10/19	500	598
Jefferies Group, 3.875%, 11/9/15	505	530

Jefferies Group, 5.875%, 6/8/14	80	84
Jefferies Group, 6.25%, 1/15/36	200	212
Raymond James Financial, 4.25%, 4/15/16	1,025	1,092
		3,387
Finance Companies 0.6%		
GATX Corporation, 4.85%, 6/1/21	650	706
GE Capital, 1.625%, 4/2/18 (2)	750	755
GE Capital, 4.65%, 10/17/21	300	343
GE Capital, 5.00%, 1/8/16	500	555
GE Capital, 5.50%, 1/8/20	400	481
GE Capital, 6.75%, 3/15/32	1,320	1,728
		4,568
Financial Other 0.0%		
CME Group, 5.40%, 8/1/13	300	304
		304
Insurance 1.5%		
ACE INA Holdings, 5.70%, 2/15/17	150	175
ACE INA Holdings, 5.90%, 6/15/19	150	187
Allstate, 6.125%, 12/15/32	150	193
American International Group, 4.25%, 9/15/14	1,500	1,569
Berkshire Hathaway, 1.90%, 1/31/17	825	854
Berkshire Hathaway Finance, 5.40%, 5/15/18	300	360
CNA Financial, 5.875%, 8/15/20	600	715
Markel, 7.125%, 9/30/19	425	526
MetLife Global Funding I, 1.70%, 6/29/15 (1)	715	728
MetLife Global Funding I, 5.125%, 6/10/14 (1)	160	168
New York Life Global Funding, 2.45%, 7/14/16 (1)	850	891
Principal Financial Group, 8.875%, 5/15/19	225	308

WEA Finance, 7.50%, 6/2/14 (1)	290	311
		8,115
Total Financial Institutions		74,539
INDUSTRIAL 13.7%		
Basic Industry 1.2%		
Air Products & Chemicals, 2.00%, 8/2/16	1,000	1,039
ArcelorMittal, 5.375%, 6/1/13 (2)	325	326
Barrick Gold, 1.75%, 5/30/14	370	373
Barrick Gold, 5.80%, 11/15/34	800	832
Carpenter Technology, 5.20%, 7/15/21	800	877
Du Pont de Nemours, 5.25%, 12/15/16	1,200	1,387
Ecolab, 2.375%, 12/8/14	665	682
Lubrizol, 5.50%, 10/1/14	200	214
Newmont Mining, 6.25%, 10/1/39	400	443
Praxair, 5.25%, 11/15/14	350	376
Rio Tinto Finance, 8.95%, 5/1/14	315	341
Teck Resources, 6.00%, 8/15/40	600	634
Vale Overseas, 4.375%, 1/11/22	470	497
Vale Overseas, 6.875%, 11/21/36	560	669
		8,690
Capital Goods 1.3%		
Caterpillar Financial Services, 1.125%, 12/15/14	815	825
Caterpillar Financial Services, 4.75%, 2/17/15	175	188
Danaher, 1.30%, 6/23/14	300	303
Holcim, 6.00%, 12/30/19 (1)	500	588
Honeywell International, 5.30%, 3/1/18	100	120
John Deere Capital, 5.50%, 4/13/17	1,000	1,168
Lockheed Martin, 4.07%, 12/15/42 (1)	184	177

Lockheed Martin, 7.65%, 5/1/16	250	298
Odebrecht Finance, 4.375%, 4/25/25 (1)	1,000	992
Raytheon, 7.20%, 8/15/27	200	282
Republic Services, 3.80%, 5/15/18	600	658
Republic Services, 5.50%, 9/15/19	240	286
Roper Industries, 6.25%, 9/1/19	750	914
United Technologies, 5.375%, 12/15/17	700	833
United Technologies, 7.50%, 9/15/29	255	377
Waste Management, 7.375%, 5/15/29	1,000	1,336
		9,345
Communications 2.8%		
Alltel, 7.00%, 3/15/16	11	13
America Movil, 5.50%, 3/1/14	350	364
America Movil, 5.625%, 11/15/17	100	119
America Movil, 6.375%, 3/1/35	300	382
American Tower, 4.70%, 3/15/22	245	270
American Tower, 7.25%, 5/15/19	500	621
AT&T, 1.60%, 2/15/17	600	611
AT&T, 5.35%, 9/1/40	1,121	1,261
AT&T, 6.55%, 2/15/39	250	323
British Sky Broadcasting, 6.10%, 2/15/18 (1)	300	358
CC Holdings, 3.849%, 4/15/23 (1)	410	423
Cellco Partners/Verizon Wireless, 5.55%, 2/1/14	330	342
Comcast, 6.95%, 8/15/37	540	759
Cox Communications, 6.25%, 6/1/18 (1)	1,000	1,220
Crown Castle Towers, 6.113%, 1/15/40 (1)	50	61
DIRECTV Holdings, 4.75%, 10/1/14	240	253
DIRECTTV Holdings, 6.35%, 3/15/40	400	467
Discovery Communications, 4.375%, 6/15/21	550	617

Discovery Communications, 5.625%, 8/15/19	175	212
GTP Acquisition Partners, 4.347%, 6/15/41 (1)	210	223
GTP Acquisition Partners, 2.364%, 5/15/43 (1)	990	993
NBC Universal, 3.65%, 4/30/15	675	716
NBC Universal, 4.45%, 1/15/43	500	534
News America, 6.15%, 3/1/37	515	634
News America, 7.25%, 5/18/18	150	191
Omnicom Group, 3.625%, 5/1/22	455	473
Omnicom Group, 4.45%, 8/15/20	520	578
Rogers Wireless, 6.375%, 3/1/14	300	314
SBA Tower Trust, 3.598%, 4/15/43 (1)	710	713
SBA Tower Trust, 4.254%, 4/15/40 (1)	675	714
Telecom Italia Capital, 5.25%, 11/15/13	250	255
Telecom Italia Capital, 6.175%, 6/18/14	1,385	1,455
Telefonica Emisiones, 3.992%, 2/16/16	1,270	1,338
Time Warner Cable, 7.50%, 4/1/14	155	165
Time Warner Entertainment, 8.375%, 3/15/23	750	1,043
Verizon Communications, 5.50%, 2/15/18	300	354
Verizon Communications, 5.55%, 2/15/16	100	113
Verizon Communications, 6.35%, 4/1/19	350	434
Vivendi, 2.40%, 4/10/15 (1)	810	824
		20,740
Consumer Cyclical 2.2%		
Amazon.com, 0.65%, 11/27/15	805	806
American Honda Finance, 3.50%, 3/16/15 (1)	200	210
Costco Wholesale, 5.50%, 3/15/17	200	235
Daimler Finance North America, 1.875%, 9/15/14 (1)	1,120	1,135
DaimlerChrysler, 8.50%, 1/18/31	100	158
Ford Motor Credit, 2.75%, 5/15/15	2,000	2,050

Home Depot, 5.40%, 3/1/16	1,200	1,358
Hyatt Hotels, 5.75%, 8/15/15 (1)	400	446
Hyundai Capital America, 3.75%, 4/6/16 (1)	350	370
Hyundai Capital Services, 3.50%, 9/13/17 (1)	605	646
Johnson Controls, 1.75%, 3/1/14	796	805
Lowe's Companies, 5.00%, 10/15/15	250	277
McDonald's, 5.30%, 3/15/17	125	146
O'Reilly Automotive, 4.875%, 1/14/21	700	789
RCI Banque, 3.40%, 4/11/14 (1)	325	326
RCI Banque, 4.60%, 4/12/16 (1)	225	239
Time Warner, 4.70%, 1/15/21	775	892
Toyota Motor Credit, 2.05%, 1/12/17	1,500	1,554
Wal-Mart Stores, 5.25%, 9/1/35	450	543
Walt Disney, 1.35%, 8/16/16	1,350	1,380
Wesfarmers, 2.983%, 5/18/16 (1)	1,160	1,223
Yum! Brands, 5.30%, 9/15/19	400	469
		16,057
Consumer Non-Cyclical 2.4%		
Altria Group, 4.75%, 5/5/21	1,000	1,146
Altria Group, 8.50%, 11/10/13	350	365
AmerisourceBergen, 4.875%, 11/15/19	760	888
Amgen, 5.75%, 3/15/40	900	1,096
Anheuser-Busch InBev, 6.875%, 11/15/19	500	656
Bestfoods, 6.625%, 4/15/28	5	7
Bristol-Myers Squibb, 6.80%, 11/15/26	6	9
Bunge Finance, 5.90%, 4/1/17	200	226
Bunge Limited Finance, 5.10%, 7/15/15	115	124
Bunge Limited Finance, 8.50%, 6/15/19	265	345
Cardinal Health, 5.50%, 6/15/13	140	141

Cardinal Health, 5.80%, 10/15/16	1,000	1,155
Catholic Health Initiatives, 1.60%, 11/1/17	65	66
Celgene, 1.90%, 8/15/17	1,000	1,023
Church & Dwight, 3.35%, 12/15/15	130	138
Express Scripts, 3.125%, 5/15/16	1,285	1,363
General Mills, 1.55%, 5/16/14	1,000	1,011
General Mills, 5.70%, 2/15/17	200	233
Gilead Sciences, 2.40%, 12/1/14	450	462
Grupo Bimbo, 4.50%, 1/25/22 (1)	120	133
Kaiser Permanente, 3.50%, 4/1/22	445	475
Kraft Foods, 5.375%, 2/10/20	1,200	1,440
Kroger, 7.50%, 1/15/14	150	157
Life Technologies, 3.50%, 1/15/16	900	950
Partners Healthcare, 3.443%, 7/1/21	700	749
PepsiAmericas, 4.875%, 1/15/15	125	135
PepsiCo, 7.90%, 11/1/18	43	57
Pernod-Ricard, 4.45%, 1/15/22 (1)	1,035	1,151
Pfizer, 5.35%, 3/15/15	350	381
Philip Morris International, 6.875%, 3/17/14	350	370
SABMiller, 6.50%, 7/15/18 (1)	150	186
SABMiller Holdings, 2.45%, 1/15/17 (1)	600	629
Sanofi Aventis, 1.625%, 3/28/14	600	607
		17,874
Energy 1.9%		
Apache, 4.75%, 4/15/43	900	952
Apache, 6.00%, 1/15/37	200	250
BP Capital Markets, 4.75%, 3/10/19	475	554
Canadian Natural Resources, 6.25%, 3/15/38	950	1,187
ConocoPhillips, 5.90%, 10/15/32	750	963

Devon Energy, 3.25%, 5/15/22	395	406
Devon Financing, 7.875%, 9/30/31	80	112
Diamond Offshore Drilling, 5.70%, 10/15/39	300	393
EnCana, 5.90%, 12/1/17	230	272
EOG Resources, 6.875%, 10/1/18	350	445
Hess, 7.00%, 2/15/14	350	367
Hess, 7.875%, 10/1/29	200	269
Marathon Oil, 6.00%, 10/1/17	250	297
Marathon Oil, 6.60%, 10/1/37	90	118
Motiva Enterprises, 6.85%, 1/15/40 (1)	205	287
Nabors Industries, 5.00%, 9/15/20	400	433
Nabors Industries, 9.25%, 1/15/19	300	386
Noble Energy, 6.00%, 3/1/41	525	659
Noble Holding International, 3.45%, 8/1/15	155	162
Petro-Canada, 6.80%, 5/15/38	50	66
Phillips 66, 2.95%, 5/1/17	785	835
Reliance Holdings, 5.40%, 2/14/22 (1)	820	926
Rowan Companies, 5.00%, 9/1/17	920	1,027
Suncor Energy, 6.10%, 6/1/18	225	273
Talisman Energy, 3.75%, 2/1/21	1,000	1,063
Transocean, 7.50%, 4/15/31	150	183
Valero Energy, 6.125%, 6/15/17	200	238
Valero Energy, 9.375%, 3/15/19	435	598
Weatherford International, 9.625%, 3/1/19	300	396
		14,117
Industrial Other 0.1%		
Presidents & Fellows of Harvard University, 3.619%, 10/1/37	385	385
		385

Technology 0.9%		
Apple, 1.00%, 5/3/18	1,015	1,011
Broadcom, 2.375%, 11/1/15	120	125
Cisco Systems, 5.50%, 2/22/16	1,175	1,333
Fiserv, 3.125%, 6/15/16	300	316
Hewlett-Packard, 1.55%, 5/30/14	490	493
Hewlett-Packard, 2.625%, 12/9/14	880	902
IBM, 1.25%, 5/12/14	1,000	1,009
IBM, 6.50%, 1/15/28	11	15
IBM, 8.375%, 11/1/19	100	141
Oracle, 6.50%, 4/15/38	300	413
Xerox, 2.95%, 3/15/17	175	182
Xerox, 5.65%, 5/15/13	375	376
Xerox, 8.25%, 5/15/14	135	145
		6,461
Transportation 0.9%		
Burlington Northern Santa Fe, 4.70%, 10/1/19	525	616
Burlington Northern Santa Fe, 5.65%, 5/1/17	90	106
Burlington Northern Santa Fe, 6.15%, 5/1/37	100	129
Canadian National Railway, 1.45%, 12/15/16	1,000	1,021
Canadian National Railway, 6.25%, 8/1/34	95	131
Canadian Pacific Railroad, 7.25%, 5/15/19	125	160
Continental Airlines, 4.75%, 7/12/22 (2)	198	218
Delta Air Lines, ETC, 4.95%, 5/23/19	183	201
ERAC USA Finance, 2.75%, 3/15/17 (1)	410	428
ERAC USA Finance, 4.50%, 8/16/21 (1)	320	357
ERAC USA Finance, 5.25%, 10/1/20 (1)	375	440
Heathrow Funding, 4.875%, 7/15/23 (1)	1,120	1,274
Kansas City Southern de Mexico, 3.00%, 5/15/23 (1)	340	342

Norfolk Southern, 5.59%, 5/17/25	48	59
Norfolk Southern, 7.25%, 2/15/31	52	73
Norfolk Southern, 7.70%, 5/15/17	200	250
Union Pacific, 4.00%, 2/1/21	600	678
		6,483
Total Industrial		100,152
UTILITY 3.1%		
Electric 1.8%		
Alabama Power, 5.50%, 10/15/17	100	118
Allegheny Energy Supply, 6.75%, 10/15/39 (1)	590	697
Appalachian Power, 7.95%, 1/15/20	350	473
CenterPoint Energy Houston Electric, 6.95%, 3/15/33	100	144
Consolidated Natural Gas, 5.00%, 3/1/14	200	207
Dominion Resources, 5.20%, 8/15/19	810	970
Entergy Louisiana, 5.40%, 11/1/24	175	214
Florida Power, 6.35%, 9/15/37	170	232
FPL Group Capital, 5.35%, 6/15/13	300	302
Iberdrola Finance Ireland, 3.80%, 9/11/14 (1)	240	247
Kansas Gas & Electric, 6.70%, 6/15/19 (1)	155	199
MidAmerican Energy, 6.125%, 4/1/36	170	219
National Rural Utilities Cooperative Finance, 3.875%, 9/16/15	150	162
Nevada Power, 6.65%, 4/1/36	400	556
Northeast Utilities, 5.65%, 6/1/13	200	201
Northern States Power, 5.25%, 7/15/35	145	178
NSTAR Electric, 4.875%, 4/15/14	100	104
Ohio Power, 5.375%, 10/1/21	450	548
Pacific Gas & Electric, 5.625%, 11/30/17	150	179
PacifiCorp, 6.25%, 10/15/37	90	123

PECO Energy, 5.35%, 3/1/18	75	90
PECO Energy, 5.95%, 10/1/36	150	199
PPL WEM Holdings, 3.90%, 5/1/16 (1)	1,500	1,600
Progress Energy, 5.625%, 1/15/16	500	562
Progress Energy, 6.30%, 4/1/38	100	138
PSEG Power, 2.75%, 9/15/16	225	234
Public Service Electric & Gas, 5.70%, 12/1/36	180	235
San Diego Gas & Electric, 6.125%, 9/15/37	170	236
Southern California Edison, 4.15%, 9/15/14	280	294
Southern California Edison, 4.65%, 4/1/15	200	216
Southern Power, 5.15%, 9/15/41	1,000	1,158
Tampa Electric, 6.15%, 5/15/37	700	953
Virginia Electric & Power, 6.00%, 5/15/37	250	340
West Penn Power, 5.95%, 12/15/17 (1)	200	237
Xcel Energy, 4.70%, 5/15/20	375	444
		13,009
Natural Gas 1.3%		
AGL Capital, 5.25%, 8/15/19	210	251
Atmos Energy, 8.50%, 3/15/19	105	143
Buckeye Partners, 5.50%, 8/15/19	310	349
Buckeye Partners, 6.05%, 1/15/18	140	160
DCP Midstream, 4.75%, 9/30/21 (1)	710	768
Enbridge, 4.90%, 3/1/15	150	161
Enbridge, 5.80%, 6/15/14	85	90
Enbridge Energy Partners, 5.20%, 3/15/20	225	257
Enbridge Energy Partners, 5.50%, 9/15/40	400	433
Energy Transfer Partners, 6.50%, 2/1/42	1,000	1,204
Enterprise Products Operations, 7.55%, 4/15/38	350	491
Florida Gas Transmission, 3.875%, 7/15/22 (1)	435	473

Kinder Morgan Finance, 5.70%, 1/5/16	175	191
Magellan Midstream Partners, 4.25%, 2/1/21	325	364
Magellan Midstream Partners, 6.55%, 7/15/19	85	106
NiSource Finance, 6.125%, 3/1/22	1,310	1,595
Plains All American Pipeline, 5.75%, 1/15/20	450	546
Sempra Energy, 6.50%, 6/1/16	500	581
Southeast Supply Header, 4.85%, 8/15/14 (1)	150	156
Southern California Gas, 5.75%, 11/15/35	140	185
Spectra Energy Capital, 5.65%, 3/1/20	100	119
Williams Partners, 4.125%, 11/15/20	140	153
Williams Partners, 5.25%, 3/15/20	600	698
		9,474
Total Utility		22,483
Total Corporate Bonds (Cost $179,356)		197,174
ASSET-BACKED SECURITIES 3.9%		
Car Loan 2.5%		
Ally Auto Receivables Trust Series 2011-2, Class A4 1.98%, 4/15/16	965	983
Ally Auto Receivables Trust Series 2011-3, Class A4 1.61%, 5/16/16	2,500	2,540
Ally Master Owner Trust Series 2012-5, Class A 1.54%, 9/15/19	1,355	1,366
AmeriCredit Automobile Receivables Trust Series 2012-4, Class C 1.93%, 8/8/18	365	371
BMW Vehicle Owner Trust Series 2011-A, Class A4 1.03%, 2/26/18	1,395	1,407

CarMax Auto Owner Trust Series 2010-1, Class A4 2.40%, 4/15/15	569	573
CarMax Auto Owner Trust Series 2011-1, Class A4 2.16%, 9/15/16	1,125	1,149
CarMax Auto Owner Trust Series 2011-2, Class A4 1.35%, 2/15/17	2,475	2,515
Ford Credit Auto Lease Trust Series 2011-A, Class A4 1.34%, 9/15/14	455	457
Ford Credit Auto Owner Trust Series 2009-E, Class A4 2.42%, 11/15/14	480	483
Ford Credit Auto Owner Trust Series 2011-A, Class A4 1.65%, 5/15/16	1,455	1,471
Honda Auto Receivables Owner Trust Series 2010-1, Class A4 1.98%, 5/23/16	112	112
Hyundai Auto Receivables Trust Series 2011-A, Class A4 1.78%, 12/15/15	830	842
Hyundai Auto Receivables Trust Series 2011-B, Class A4 1.65%, 2/15/17	625	636
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A4 1.24%, 7/17/17 (1)	2,245	2,257
Porsche Financial Series 2011-1, Class A4 1.19%, 12/17/18 (1)	995	1,002
USAA Auto Owner Trust Series 2010-1, Class A4 2.14%, 9/15/15	235	236
		18,400

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 4.1%

Collateralized Mortgage Obligations 0.1%

Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	41	42
Sequoia Mortgage Trust Series 2013-6, Class A1, CMO, ARM 2.50%, 5/25/43	1,100	1,096
		1,138

Commercial Mortgage-Backed Securities 4.0%

Banc of America Commercial Mortgage Series 2005-1, Class A5, ARM 5.341%, 11/10/42	545	582
Banc of America Commercial Mortgage Series 2005-3, Class A2 4.501%, 7/10/43	132	132
Bear Stearns Commercial Mortgage Securities Series 2002-TOP8, Class A2 4.83%, 8/15/38	4	4
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB 4.804%, 9/11/42	231	236
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, ARM 5.91%, 9/11/38	903	1,018
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41	450	509
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class AAB 5.746%, 9/11/42	1,169	1,252
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4, ARM 5.613%, 4/15/40	1,815	1,876

Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	1,000	1,127
Commercial Mortgage Loan Trust Series 2008-LS1, Class A3, ARM 6.206%, 12/10/49	28	28
Commercial Mortgage PTC Series 2007-C9, Class A4, ARM 5.993%, 12/10/49	500	590
FREMF Mortgage Trust Series 2013-K26, Class B, ARM 3.723%, 12/25/40 (1)	960	985
GE Capital Commercial Mortgage Series 2005-C1, Class A5, ARM 4.772%, 6/10/48	2,845	3,033
Goldman Sachs Mortgage Securities II Series 2006-GG6, Class A4, ARM 5.553%, 4/10/38	2,000	2,220
Greenwich Capital Commercial Funding Series 2007-GG9, Class AAB 5.441%, 3/10/39	252	264
JPMorgan Chase Commercial Mortgage Securities Series 2004-C1, Class A3 4.719%, 1/15/38	1,955	1,990
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, ARM 4.824%, 10/15/42	139	143
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, ARM 5.481%, 12/12/44	475	521
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class A4, ARM 5.91%, 2/12/49	550	636
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, ARM 6.325%, 4/15/41	280	334
Merrill Lynch Mortgage Trust Series 2006-C2, Class AM, ARM 5.782%, 8/12/43	1,040	1,169

Morgan Stanley Capital I Series 2007-IQ15, Class A4, ARM 6.094%, 6/11/49	975	1,136
Morgan Stanley Capital I Series 2007-T27, Class A4, ARM 5.816%, 6/11/42	4,000	4,687
Morgan Stanley Capital I Series 2008-T29, Class A3, ARM 6.452%, 1/11/43	1,101	1,156
Morgan Stanley Capital I Series 2008-T29, Class A4, ARM 6.452%, 1/11/43	2,136	2,584
Morgan Stanley Capital I Series 2011-C2, Class A1 1.48%, 6/15/44 (1)	656	663
		28,875
Total Non-U.S. Government Mortgage-Backed Securities (Cost $28,320)		30,013

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 30.4%

U.S. Government Agency Obligations 25.8% (3)

Federal Home Loan Mortgage		
3.50%, 8/1 - 9/1/42	4,184	4,452
4.00%, 8/1/25 - 12/1/41	5,634	6,067
4.50%, 5/1/19 - 10/1/40	7,460	8,003
5.00%, 10/1/18 - 8/1/40	5,803	6,352
5.50%, 3/1/18 - 12/1/39	2,825	3,051
6.00%, 12/1/13 - 8/1/38	1,323	1,448
6.50%, 4/1/16 - 1/1/36	506	570
7.00%, 6/1/32	5	5
Federal Home Loan Mortgage, ARM		
2.608%, 4/1/37	315	335
2.633%, 2/1/35	239	256

2.687%, 2/1/37	143	153
2.726%, 7/1/35	147	157
5.891%, 12/1/36	110	117
6.088%, 11/1/36	49	53
Federal Home Loan Mortgage, CMO		
1.749%, 2/25/22	3,650	3,749
1.875%, 4/25/22	3,686	3,804
Federal Home Loan Mortgage, CMO, VR		
0.649%, 5/15/36	526	532
0.699%, 8/15/41	3,189	3,221
Federal Home Loan Mortgage, TBA, 4.00%, 1/1/41	5,525	5,895
Federal National Mortgage Assn.		
2.50%, 12/1/27	2,096	2,193
3.00%, 10/1/42 - 3/1/43	7,004	7,345
3.50%, 11/1/25 - 12/1/42	11,843	12,618
4.00%, 12/1/20 - 3/1/41	20,088	21,495
4.50%, 4/1/19 - 12/1/41	21,268	22,931
5.00%, 10/1/18 - 7/1/41	19,975	21,834
5.50%, 1/1/17 - 7/1/41	18,137	19,913
6.00%, 5/1/21 - 4/1/39	16,780	18,525
6.50%, 4/1/15 - 9/1/38	2,242	2,541
7.00%, 10/1/15 - 11/1/36	119	140
7.50%, 10/1/25 - 3/1/31	9	10
Federal National Mortgage Assn., ARM		
2.549%, 7/1/36	191	205
2.608%, 7/1/35	111	118
2.678%, 9/1/37	84	90
2.748%, 9/1/37	41	43
2.759%, 1/1/37	122	131

5.893%, 9/1/36	41	45
Federal National Mortgage Assn., TBA		
2.50%, 1/1/28	2,505	2,619
3.50%, 1/1/26 - 1/1/42	6,464	6,880
		187,896
U.S. Government Obligations 4.6%		
Government National Mortgage Assn.		
2.50%, 5/20 - 9/20/27	3,566	3,741
3.00%, 11/20/42	2,718	2,892
4.00%, 10/20/40 - 8/20/42	4,927	5,375
4.50%, 11/20/39 - 3/20/41	7,569	8,377
5.00%, 9/15/39 - 3/20/41	6,102	6,801
5.50%, 2/20/36 - 10/20/39	175	193
6.00%, 7/15/16 - 4/15/34	144	163
6.50%, 5/15/16 - 12/20/33	43	49
7.00%, 12/15/13 - 6/15/31	20	25
7.50%, 9/15/15 - 1/15/32	78	84
8.00%, 1/15/26	20	23
Government National Mortgage Assn., TBA		
2.50%, 1/1/43	3,855	3,930
3.00%, 1/1/43	1,696	1,804
		33,457
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $217,021)		221,353
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 26.2%		
U.S. Government Agency Obligations 0.4% (4)		
Federal National Mortgage Assn., 0.875%, 8/28/17	825	832
Federal National Mortgage Assn., 4.125%, 4/15/14	400	415

Federal National Mortgage Assn., 6.25%, 5/15/29	342	495
Federal National Mortgage Assn., 6.625%, 11/15/30	500	759
Tennessee Valley Authority, 4.75%, 8/1/13	200	202
		2,703
U.S. Treasury Obligations 25.8%		
U.S. Treasury Bonds, 3.50%, 2/15/39	400	454
U.S. Treasury Bonds, 3.875%, 8/15/40	685	826
U.S. Treasury Bonds, 4.375%, 5/15/41	13,500	17,655
U.S. Treasury Bonds, 4.50%, 2/15/36	320	422
U.S. Treasury Bonds, 4.625%, 2/15/40	695	941
U.S. Treasury Bonds, 4.75%, 2/15/41	1,100	1,521
U.S. Treasury Bonds, 5.25%, 2/15/29	1,714	2,384
U.S. Treasury Bonds, 5.50%, 8/15/28	146	207
U.S. Treasury Bonds, 6.125%, 11/15/27	543	810
U.S. Treasury Bonds, 6.25%, 5/15/30	163	253
U.S. Treasury Bonds, 6.50%, 11/15/26	100	152
U.S. Treasury Bonds, 7.25%, 5/15/16	505	610
U.S. Treasury Bonds, 7.25%, 8/15/22	235	353
U.S. Treasury Bonds, 7.50%, 11/15/16	450	562
U.S. Treasury Bonds, 8.125%, 8/15/19	590	852
U.S. Treasury Bonds, 8.50%, 2/15/20	12	18
U.S. Treasury Bonds, 8.75%, 5/15/17	275	366
U.S. Treasury Bonds, 9.25%, 2/15/16	20	25
U.S. Treasury Bonds, 9.875%, 11/15/15	180	224
U.S. Treasury Notes, 0.50%, 7/31/17	3,050	3,045
U.S. Treasury Notes, 0.875%, 1/31/17	10,350	10,515
U.S. Treasury Notes, 1.00%, 9/30/16	27,235	27,801
U.S. Treasury Notes, 1.25%, 8/31/15	6,500	6,651
U.S. Treasury Notes, 1.625%, 11/15/22	1,000	999

U.S. Treasury Notes, 1.75%, 5/31/16	25,150	26,239
U.S. Treasury Notes, 1.75%, 5/15/22	13,500	13,745
U.S. Treasury Notes, 2.00%, 2/15/22	14,375	14,986
U.S. Treasury Notes, 2.125%, 5/31/15	4,125	4,287
U.S. Treasury Notes, 2.125%, 2/29/16	3,130	3,291
U.S. Treasury Notes, 2.125%, 8/15/21	7,000	7,409
U.S. Treasury Notes, 2.625%, 4/30/16	4,385	4,686
U.S. Treasury Notes, 2.625%, 8/15/20	4,000	4,413
U.S. Treasury Notes, 2.625%, 11/15/20	4,000	4,410
U.S. Treasury Notes, 2.75%, 2/15/19	16,000	17,745
U.S. Treasury Notes, 3.125%, 5/15/19	250	283
U.S. Treasury Notes, 3.625%, 2/15/20	1,875	2,196
U.S. Treasury Notes, 3.625%, 2/15/21	5,715	6,724
U.S. Treasury Notes, 4.625%, 2/15/17	250	289
		188,349
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $180,386)		191,052

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 5.1%

Government Guaranteed 0.8%

KfW, 1.25%, 10/26/15	1,000	1,019
KfW, 1.25%, 2/15/17	1,000	1,028
KfW, 2.00%, 6/1/16	1,500	1,566
KfW, 4.00%, 10/15/13	300	305
KfW, 4.00%, 1/27/20	525	611
KfW, 4.875%, 1/17/17	300	347
Landwirtschaftliche Rentenbank, 4.875%, 11/16/15	450	500

Westpac Banking, 2.90%, 9/10/14 (1)(5)	570	590
		5,966
Local Authorities 1.2%		
Hydro-Quebec, 2.00%, 6/30/16	1,200	1,257
Hydro-Quebec, 7.50%, 4/1/16	100	119
Province of British Columbia, 2.85%, 6/15/15	500	526
Province of New Brunswick, 2.75%, 6/15/18	1,000	1,080
Province of New Brunswick, 5.20%, 2/21/17	400	465
Province of Ontario, 1.60%, 9/21/16	1,400	1,446
Province of Ontario, 2.30%, 5/10/16	1,500	1,576
Province of Quebec, 2.75%, 8/25/21	1,350	1,423
Province of Quebec, 4.625%, 5/14/18 (2)	140	164
Province of Quebec, 7.50%, 9/15/29	104	158
		8,214
Owned No Guarantee 1.0%		
Codelco, 3.75%, 11/4/20 (1)	285	306
IPIC GMTN, 3.75%, 3/1/17 (1)	1,400	1,507
Mubadala Development, 5.75%, 5/6/14 (1)	250	263
Petrobras International Finance, 5.875%, 3/1/18	1,850	2,114
Petroleos Mexicanos, 4.875%, 3/15/15	400	430
Petroleos Mexicanos, 5.50%, 6/27/44	400	439
Petroleos Mexicanos, 6.00%, 3/5/20	1,350	1,632
Swedish Export Credit, 1.75%, 10/20/15	500	516
Swedish Export Credit, 5.125%, 3/1/17	200	232
		7,439
Sovereign 1.0%		
Government of Bermuda, 4.138%, 1/3/23 (1)	660	698
Government of Bermuda, 5.603%, 7/20/20 (1)	300	348

Government of Canada, 0.875%, 2/14/17	565	571
Republic of Brazil, 5.625%, 1/7/41	150	189
Republic of Brazil, 5.875%, 1/15/19	2,200	2,701
Republic of South Africa, 5.50%, 3/9/20	300	355
Republic of South Africa, 6.50%, 6/2/14	100	106
United Mexican States, 5.95%, 3/19/19	1,500	1,849
United Mexican States, 8.00%, 9/24/22	300	427
United Mexican States, 11.375%, 9/15/16	100	134
		7,378
Supranational 1.1%		
Asian Development Bank, 2.625%, 2/9/15	1,000	1,039
European Investment Bank, 3.125%, 6/4/14	550	567
European Investment Bank, 4.625%, 5/15/14	1,050	1,097
European Investment Bank, 5.125%, 9/13/16	400	460
Inter-American Development Bank, 1.75%, 8/24/18 (2)	1,200	1,244
International Bank for Reconstruction & Development 0.50%, 11/26/13	675	676
International Bank for Reconstruction & Development 1.00%, 9/15/16	1,400	1,426
International Bank for Reconstruction & Development 3.625%, 5/21/13	250	250
International Finance, 2.25%, 4/11/16	1,000	1,054
International Finance, 3.00%, 4/22/14	250	257
		8,070
Total Foreign Government Obligations & Municipalities (Cost $34,570)		37,067
MUNICIPAL SECURITIES 2.9%		
California 0.4%		
California, Build America, 7.625%, 3/1/40	650	977
Los Angeles Airport, Build America, 7.053%, 5/15/40	700	954

San Diego County Water Auth., Build America, 6.138%, 5/1/49	275	375
Univ. of California Regents, Build America, 5.77%, 5/15/43	470	595
		2,901
District of Columbia 0.2%		
District of Columbia, Build America, 5.591%, 12/1/34	1,350	1,717
		1,717
Illinois 0.4%		
Chicago, O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	1,350	1,799
Illinois Toll Highway Auth., Build America, 6.184%, 1/1/34	295	385
Metropolitan Water Reclamation Dist. of Greater Chicago Build America, 5.72%, 12/1/38	460	607
		2,791
Maryland 0.0%		
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	250	334
		334
New Jersey 0.2%		
New Jersey Turnpike Auth., Build America, 7.414%, 1/1/40	1,000	1,519
		1,519
New York 0.6%		
Dormitory Auth. of the State of New York, Build America 5.628%, 3/15/39	700	869
Metropolitan Transportation Auth., Build America 5.871%, 11/15/39	500	607
Metropolitan Transportation Auth., Dedicated Tax Fund Build America, 7.336%, 11/15/39	145	221
New York City Municipal Water Fin. Auth., Build America 6.011%, 6/15/42	1,165	1,632
New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	700	886
		4,215

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/13	Year Ended 10/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 8,966	$ 25,696
Net realized gain	8,552	23,073
Change in net unrealized gain / loss	(11,668)	4,570
Increase in net assets from operations	5,850	53,339
Distributions to shareholders		
Net investment income	(11,416)	(30,318)
Net realized gain	(12,290)	(4,169)
Decrease in net assets from distributions	(23,706)	(34,487)
Capital share transactions*		
Shares sold	85,446	327,268
Distributions reinvested	21,837	31,676
Shares redeemed	(225,697)	(702,076)
Redemption fees received	19	29
Decrease in net assets from capital share transactions	(118,395)	(343,103)
Net Assets		
Decrease during period	(136,251)	(324,251)
Beginning of period	865,216	1,189,467
End of period	**$ 728,965**	**$ 865,216**
Undistributed (overdistributed) net investment income	(2,450)	–
*Share information		
Shares sold	7,414	28,252
Distributions reinvested	1,890	2,729
Shares redeemed	(19,601)	(60,594)
Decrease in shares outstanding	(10,297)	(29,613)

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 30, 2000. The fund seeks to provide a total return that matches or incrementally exceeds the performance of the U.S. investment-grade bond market, as represented by the Barclays Capital U.S. Aggregate Bond Index.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

Redemption Fees A 0.5% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the six months ended April 30, 2013, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Dollar Rolls During the six months ended April 30, 2013, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2013, the value of loaned securities was $1,227,000; the value of cash collateral and related investments was $1,252,000.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. Collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. Cash posted by the fund as collateral is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of April 30, 2013, no collateral was pledged by either the fund or counterparties for covered OTC instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $25,006,000 and $53,126,000, respectively, for the six months ended April 30, 2013. Purchases and sales of U.S. government securities aggregated $230,857,000 and $336,258,000, respectively, for the six months ended April 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At April 30, 2013, the cost of investments for federal income tax purposes was $701,630,000. Net unrealized gain aggregated $41,866,000 at period-end, of which $42,707,000 related to appreciated investments and $841,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.30% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At April 30, 2013, approximately 6% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with their deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities, such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single fee structure in comparison to fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and the fund’s total expense ratio was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 18, 2013